Finance income (costs), net	12 Months Ended
Jun. 30, 2026
Finance income (costs), net
Finance income (costs), net

10.    Finance income (costs), net

Finance expenses, net consists of the following:

	Year ended June 30,
(in € thousands)	2024	2025	2026
Finance costs
Other interest expenses	(1,861)	(3,113)	(3,699)
Interest expenses on leases	(2,916)	(4,167)	(10,820)
Total Finance costs	(4,777)	(7,280)	(14,519)

Interest income on cash held in bank accounts and leases	5	2,208	4,842
Interest income on investments	—	—	2,905
Foreign exchange gains on investments, net	—	—	2,577
Total Finance income	5	2,208	10,324
Finance income (costs), net	(4,772)	(5,072)	(4,195)

Interest income on cash held in bank accounts and leases was €4.8 million during the year ended June 30, 2026, compared to €2.2 million in fiscal year 2025. Further information on interest income on investments and interest expenses on leases can be found in Notes 31 and 16, respectively.